UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ACORN ENERGY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ACORN ENERGY, INC.

4295 Hamilton Mill Road, Suite 100

Buford, Georgia 30518

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Acorn Energy, Inc. (“Acorn Energy” or the “Company”) will be held at 1:00 PM EDT, on September 16, 2026, at 2800 Quarry Lake Drive, Suite 130, Baltimore, Maryland 21209, as well as online, for the following purposes, all as more fully described in the attached Proxy Statement:

(1) election of five directors to hold office until the 2027 Annual Meeting and until their respective successors are elected and qualified;

(2) approval of the Company’s 2026 Stock Incentive Plan;

(3) ratification of the selection by the Audit Committee of the Company’s Board of Directors of CBIZ CPAs P.C. as the independent registered public accounting firm for the Company for the year ending December 31, 2026;

(4) consideration of an advisory vote on the compensation of the Company’s named executive officers; and

(5) such other business as may properly come before the Annual Meeting or any adjournment thereof.

Stockholders who wish to attend the Annual Meeting online must register in advance by contacting the undersigned by e-mail at AcornMeeting@gmail.com.

You are requested to complete your proxy whether or not you expect to attend the Meeting. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote at the Meeting in the event you attend the Meeting or any adjournment thereof.

A copy of the Company’s Annual Report for the year ended December 31, 2025 is enclosed.

All stockholders may read, print and download our 2025 Annual Report and our Proxy Statement at https://materials.proxyvote.com/004848.

By Order of the Board of Directors,

Buford, Georgia	SHELDON KRAUSE
August 3, 2026	Assistant Secretary

ACORN ENERGY, INC.

4295 Hamilton Mill Road, Suite 100

Buford, Georgia 30518

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 16, 2026

This proxy statement and the accompanying proxy are being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for use in voting at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 1:00 PM EDT on September 16, 2026, at 2800 Quarry Lake Drive, Suite 130, Baltimore, Maryland 21209, as well as online, and any adjournments thereof. Distribution to stockholders of this proxy statement and a proxy form is scheduled to begin on or about August 3, 2026 to each stockholder of record at the close of business on July 20, 2026 (the “Record Date”).

Your vote is important. Whether or not you plan to attend the Annual Meeting, please take the time to vote your shares as early as possible. You can ensure that your shares are voted at the meeting by completing, signing, dating and returning the enclosed proxy card in the envelope provided if you are a stockholder of record or, if you hold your shares through a broker, bank or other nominee, by submitting your voting instructions by mail, phone or Internet as provided in the enclosed voting instruction form from your nominee. Submitting your proxy will not affect your right to attend the meeting (in person or online) and vote. A stockholder of record who gives a proxy may revoke it at any time before it is exercised by voting at the Annual Meeting (in person or online), by delivering a subsequent proxy or by notifying our corporate Secretary in writing of such revocation.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on September 16, 2026: all stockholders may read, print and download our 2025 Annual Report and our Proxy Statement at https://materials.proxyvote.com/004848.

INFORMATION ABOUT THE 2026 ANNUAL MEETING AND PROXY VOTING

How can I attend the Annual Meeting online?

Stockholders may register to attend the Acorn Energy Annual Meeting online by contacting the Assistant Secretary at AcornMeeting@gmail.com and requesting online admission to the Meeting. You will receive information about how to join the Meeting online by return email. The Company encourages stockholders that wish to attend the Annual Meeting online to request admission promptly and in any event no later than September 15, 2026, the last business day preceding the Meeting, to assure admission to the Meeting online. Stockholders of record and stockholders that hold their shares through a broker or other nominee that have requested and received a legal proxy and that register for and attend the Annual Meeting online will have the opportunity to vote their shares at the Meeting online. Stockholders may contact the Assistant Secretary at the e-mail address above to obtain directions to be able to attend the Meeting in person. All stockholders, whether or not they plan to attend the Meeting (in person or online), are encouraged to complete and return the enclosed proxy to allow orderly tabulation of their votes.

What matters are to be voted on at the Annual Meeting?

Acorn Energy intends to present the following proposals for stockholder consideration and voting at the Annual Meeting:

(1) election of five directors to hold office until the 2027 Annual Meeting and until their respective successors are elected and qualified;

(2) approval of the Company’s 2026 Stock Incentive Plan;

(3) ratification of the selection by the Audit Committee of the Company’s Board of Directors of CBIZ CPAs P.C. as the independent registered public accounting firm for the Company for the year ending December 31, 2026;

(4) consideration of an advisory vote on the compensation of the Company’s named executive officers; and

(5) such other business as may properly come before the Annual Meeting or any adjournment thereof.

What is the Board’s recommendation?

The Board of Directors recommends that you vote your shares FOR each of the director nominees in Proposal 1, and FOR each of Proposals 2, 3 and 4.

Will any other matters be presented for a vote at the Annual Meeting?

We do not expect that any other matters might be presented for a vote at the Annual Meeting. However, if another matter were to be properly presented, the proxies would use their own judgment in deciding whether to vote for or against the proposal.

Who is entitled to vote?

All Acorn Energy stockholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting. Each share outstanding on the Record Date will be entitled to one vote. There were 2,509,618 shares outstanding on the Record Date.

How do I vote my shares?

●	If you are a stockholder of record, you may grant a proxy with respect to your shares by mail using the proxy card included with the proxy materials. Stockholders who own their shares through brokers, banks or other nominees may grant their proxy by mail, by telephone or over the Internet in accordance with the instructions provided in the enclosed voting instruction form. Internet and telephone voting by beneficial owners will generally be available through 11:59 p.m. Eastern Daylight Time on September 15, 2026.

●	If you are a stockholder of record or a duly appointed proxy of a stockholder of record, you may attend the Annual Meeting and vote in person or online. However, if your shares are held in the name of a broker, bank or other nominee, and you wish to attend the Annual Meeting to vote in person or online or to designate a proxy to vote on your behalf, you will have to contact your broker, bank or other nominee to obtain its proxy to vote the shares that you beneficially own. Have that document with you when you attend the meeting.

●	All proxies submitted will be voted in the manner you indicate by the individuals named on the proxy. If you do not specify how your shares are to be voted, the proxies will vote your shares FOR all director nominees in Proposal 1, and FOR Proposals 2, 3 and 4.

May I change or revoke my proxy after it is submitted?

Yes, you may change or revoke your proxy at any time before its exercise at the Annual Meeting by:

●	returning a later-dated proxy card;

●	attending the Annual Meeting and voting (either in person or online) or having a proxy designated by you attend the meeting and vote on your behalf; or

●	sending your written notice of revocation to Sheldon Krause, our Assistant Secretary.

Your changed proxy or revocation must be received before the polls close for voting.

What is a “quorum?”

In order for business to be conducted at the Annual Meeting, a quorum must be present. A quorum will be present if stockholders of record holding a majority in voting power of the outstanding shares of our common stock entitled to vote at the Annual Meeting are present (in person or online) or are represented by proxies. For purposes of determining the presence or absence of a quorum, we intend to count as present shares present (in person or online) but not voting and shares for which we have received proxies but for which holders thereof have abstained. Furthermore, shares represented by proxies returned by a broker holding the shares in nominee or “street” name will be counted as present for purposes of determining whether a quorum is present, even if the broker is not entitled to vote the shares on matters where discretionary voting by the broker is not allowed (“broker non-votes”).

What vote is necessary to pass the items of business at the Annual Meeting?

Holders of our common stock will vote as a single class and will be entitled to one vote per share with respect to each matter to be presented at the Annual Meeting. With respect to Proposal 1, the five nominees for director receiving a plurality of the votes cast by holders of common stock, at the Annual Meeting (in person or online) or by proxy, will be elected to our Board. Approval of Proposals 2, 3 and 4 requires the votes cast in favor of each such proposal to exceed the votes cast against such proposal. Abstentions from voting, as well as broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on Proposals 2, 3 and 4.

Who pays the costs of this proxy solicitation?

This solicitation of proxies is made by our Board of Directors, and all related costs will be borne by us. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

What is the deadline for submission of stockholder proposals for the 2027 Annual Meeting?

Proposals that our stockholders may wish to include in our proxy statement and form of proxy for presentation at our 2027 Annual Meeting of Stockholders must be received by or delivered to us at Acorn Energy, Inc., 1000 N West Street, Suite 1200, Wilmington, Delaware 19801, Attention: Secretary, no later than the close of business on March 31, 2027.

Any stockholder proposal must be in accordance with the rules and regulations of the SEC. In addition, with respect to proposals submitted by a stockholder other than for inclusion in our 2027 proxy statement, our By-Laws have established advance notice procedures that stockholders must follow. Pursuant to the By-laws of the Company, stockholders who wish to nominate any person for election to the Board of Directors or bring any other business before the 2027 Annual Meeting must generally give notice thereof to the Company at its principal executive offices not less than 60 days nor more than 90 days before the date of the meeting. All nominations for director or other business sought to be transacted that are not timely delivered to the Company, or that fail to comply with the requirements set forth in the Company’s By-Laws, will be excluded from the Annual Meeting, as provided in the By-Laws. A copy of the By-Laws of the Company is available upon request from the Assistant Secretary of the Company, 1000 N West Street, Suite 1200, Wilmington, Delaware 19801.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final results will be published in our current report on Form 8-K to be filed with the Securities and Exchange Commission within four business days after the date of the Annual Meeting, provided that the final results are available at such time. In the event the final results are not available within such time period, the preliminary voting results will be published in our current report on Form 8-K to be filed within such time period, and the final results will be published in an amended current report on Form 8-K/A to be filed within four business days after the final results are available. Any stockholder may also obtain the results from the Assistant Secretary of the Company, 4295 Hamilton Mill Road, Suite 100, Buford, Georgia 30518.

INFORMATION ABOUT COMMUNICATING WITH OUR BOARD OF DIRECTORS

How may I communicate directly with the Board of Directors?

The Board provides a process for stockholders to send communications to the Board. You may communicate with the Board, individually or as a group, as follows:

BY MAIL	BY PHONE
The Board of Directors	1-302-656-1708
Acorn Energy, Inc.
Attn: Assistant Secretary	BY EMAIL
4295 Hamilton Mill Road, Suite 100	c/o Samuel M. Zentman
Buford, Georgia 30518	samzentman@yahoo.com

OWNERSHIP OF THE COMPANY’S COMMON STOCK

The following table and the notes thereto set forth information, as of the Record Date, July 20, 2026 (except as otherwise set forth herein), concerning beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of common stock by (i) each director of the Company, (ii) each executive officer (iii) all executive officers and directors as a group, and (iv) each holder of 5% or more of the Company’s outstanding shares of common stock.

Name and Address of Beneficial Owner (1) (2)	Number of Shares of Common Stock Beneficially Owned (2)		Percentage of Common Stock Outstanding (2)
Jan H. Loeb	534,846	(3)	21.15%
Gary Mohr	76,518	(4)	3.04%
Michael F. Osterer	184,714	(5)	7.34%
Peter Rabover	128,373	(6)	5.10%
Samuel M. Zentman	13,335	(7)	*
Tracy S. Clifford	33,759	(8)	1.33%
All executive officers and directors of the Company as a group (6 people)	919,462	(9)	35.61%
Joel Charles Sklar	162,111	(10)	6.46%

* Less than 1%

(1) Unless otherwise indicated, the address for each of the beneficial owners listed in the table is in care of the Company, 4295 Hamilton Mill Road, Suite 100, Buford, Georgia 30518.

(2) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares as of a given date which such person has the right to acquire within 60 days after such date. Percentage information is based on the 2,509,618 shares outstanding as of July 20, 2026.

(3) Consists of 242,198 shares held by Mr. Loeb directly, 273,251 shares held by Leap Tide Capital Acorn LLC, and 19,397 shares underlying currently exercisable options held by Mr. Loeb. Mr. Loeb is the sole manager of Leap Tide Capital Acorn LLC, with sole voting and dispositive power over the securities held by such entity. Mr. Loeb disclaims beneficial ownership of the securities held by Leap Tide Capital Acorn LLC except to the extent of his pecuniary interest therein.

(4) Consists of 70,425 shares beneficially held by Mr. Mohr (including 52,083 shares held by UE Systems Inc.), and 6,093 shares underlying currently exercisable options.

(5) Consists of 178,294 shares beneficially held by Mr. Osterer (including 52,083 shares held by UE Systems Inc.), and 6,420 shares underlying currently exercisable options.

(6) Consists of 123,218 shares held by Artko Capital LP and 5,155 shares underlying currently exercisable options held by Mr. Rabover. Mr. Rabover is Managing Director of Artko Capital LP, with sole voting and dispositive power over the securities held by such entity. Mr. Rabover disclaims beneficial ownership of the securities held by Artko Capital LP except to the extent of his pecuniary interest therein.

(7) Consists of 7,242 shares and 6,093 shares underlying currently exercisable options held by Mr. Zentman.

(8) Consists of 4,360 shares and 29,399 shares underlying currently exercisable options held by Ms Clifford.

(9) Consists of 846,905 shares and 72,557 shares underlying currently exercisable options.

(10) The information is based on a Schedule 13G filed by Mr. Sklar with the SEC on October 18, 2024, reporting beneficial ownership as of that date. Mr. Sklar reported that he has sole voting power and sole dispositive power with respect to all 162,111 shares of Common Stock.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of five seats. The Board of Directors has nominated Jan H. Loeb, Gary Mohr, Michael F. Osterer, Peter Rabover and Samuel M. Zentman, all current directors, for election as directors at the 2026 Annual Meeting to serve until the 2027 Annual Meeting and until their successors have been duly elected and qualified. The nominees were recommended by our Nominating Committee and approved by our Board of Directors. All nominees have consented to be named as such and to serve if elected.

With respect to the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. Stockholders cannot vote for more than the five nominees. Stockholders should specify their choices on the accompanying proxy card. If no specific instructions are given, the shares represented by a signed proxy will be voted FOR the election of all five of the Board’s nominees. If any nominee becomes unavailable for any reason to serve as a director at the time of the Annual Meeting (which event is not anticipated), proxies will be voted in the discretion of the persons acting pursuant to the proxy for any nominee who shall be designated by the current Board of Directors as a substitute nominee.

Persons nominated in accordance with the notice requirements of our By-laws are eligible for election as directors of the Company. All nominations for director that are not timely delivered to us or that fail to comply with the requirements set forth in our By-laws will be excluded from the Annual Meeting, as provided in the By-laws. A copy of our By-laws can be obtained from our Secretary, 4295 Hamilton Mill Road, Suite 100, Buford, Georgia 30518. Directors will be elected at the Annual Meeting by a plurality of the votes cast (i.e., the five nominees receiving the greatest number of votes will be elected as directors).

Nominees for Election

Jan H. Loeb has served as our President and CEO since January 28, 2016 and as Acting CEO of OmniMetrix since December 1, 2019. He was appointed to our Board in August 2015 pursuant to the terms of our loan and security agreement with Leap Tide Capital Partners III, LLC (the “Leap Tide Loan Agreement”). He was also appointed to the Board of our then subsidiary DSIT in August 2015 pursuant to the terms of the Leap Tide Loan Agreement and held that position until the sale of our remaining interest in DSIT in February 2018. Mr. Loeb has more than 40 years of money management and investment banking experience. He has been the Managing Member of Leap Tide Capital Management LLC since 2007. From 2005 to 2007, he served as the President of Leap Tide’s predecessor, Leap Tide Capital Management Inc., which was formerly known as AmTrust Capital Management Inc. He served as a Portfolio Manager of Chesapeake Partners from February 2004 to January 2005. From January 2002 to December 2004, he served as Managing Director at Jefferies & Company, Inc. From 1994 to 2001, he served as Managing Director at Dresdner Kleinwort Wasserstein, Inc. (formerly Wasserstein Perella & Co., Inc.). He served as a Lead Director of American Pacific Corporation from July 8, 2013 to February 27, 2014, and also served as its Director from January 1997 to February 27, 2014. He served as an Independent Director of Pernix Therapeutics Holdings Inc. (formerly, Golf Trust of America, Inc.) from 2006 to August 31, 2011. He served as a Director of TAT Technologies, Ltd. from August 2009 to December 21, 2016. He served as a Director of Keweenaw Land Association, Ltd. from December 2016 until May 2019. He has served as President, Executive Chairman and board member of NovelStem International Corp since July 2018, and as a board member of Gyrodyne, LLC since July 2023.

Key Attributes, Experience and Skills. Mr. Loeb brings to the Acorn Board significant financial expertise, cultivated over more than 40 years of money management and investment banking experience, together with a background in public company management and audit committee experience.

Gary Mohr was elected to the Board in August 2018 and is a member of our Audit, Compensation and Nominating Committees. Mr. Mohr is President of UE Systems, Incorporated, an international technology company specializing in the field of plant asset reliability through ultrasound. Mr. Mohr started with UE Systems in 1988 as a salesman and rapidly progressed through the ranks as regional sales manager, National Sales Manager, Vice President and eventually President of the company. It is through Mr. Mohr’s stewardship that UE Systems has grown from a national brand to an international company with offices in Toronto, Mexico City, Hong Kong, India and the Netherlands, and developed a list of loyal customers, including those in the Fortune 500.

Key Attributes, Experience and Skills. Mr. Mohr brings to the Board a broad range of operational and managerial experience, including a successful track record in product development and marketing leadership.

Michael F. Osterer was elected to the Board in August 2018 and is a member of our Audit, Compensation and Nominating Committees. He served as an advisor to our Board from October 2017 until his election as director. Since 1973, Mr. Osterer has served as Chairman of the Board of UE Systems, Incorporated, a leader in the field of plant asset reliability through ultrasound, which he founded in 1973. He also served as President of UE Systems from 1973 to 1985. Since 1987, Mr. Osterer has served as President of Libom Oil, an oil exploration, drilling and purchasing company, which he founded in 1987. He is the Acting Chairman of the Board of Radon Testing Corporation of America, Inc., which he founded in 1985 and where he served as President from 1985 through 1989. Mr. Osterer also founded Westchester Consultants, a general business consultancy nationally recognized for branding expertise of food products. He served in the United States Air Force/Air National Guard, 105th Airborne Division, from 1964 through 1970. Mr. Osterer graduated from Fordham University with a BA in Social Sciences, Magna Cum Laude.

Key Attributes, Experience and Skills. Mr. Osterer brings to Acorn a wealth of operational and managerial experience gained over his long history of successful entrepreneurial pursuits, corporate leadership and oversight.

Peter Rabover was appointed to the Board in March 2023. Mr. Rabover is currently the CFO and Corporate Secretary of Grodivo.ai, a corporate culture measurement software company. He has been an active buyside investor for over 20 years, and is currently the Managing Director of Artko Capital LP, a partnership focused on microcap investments, which is a role he has held since he founded the partnership in 2015. In such capacity, Mr. Rabover has advised on a wide range of corporate finance activities for dozens of companies. Prior to founding Artko Capital, he worked for Scharf Investments from 2012 to 2014, and Hahn Capital Management from 2005 to 2011 in an analyst capacity. He served in the United States Peace Corps in Kazakhstan from 2003 to 2005 as an Economic Development Volunteer. Mr. Rabover started his career as an auditor for United States Steel Corporation from 2001 to 2003. He holds an undergraduate degree from Duquesne University, a Masters of Business Administration from the University of Virginia’s Darden School of Business and is a CFA Charterholder.

Key Attributes, Experience and Skills. Mr. Rabover brings a wide range of corporate finance, audit and capital allocation acumen and experience as well as a unique shareholder perspective gained through a long career of managing outside capital and finding successful investments.

Samuel M. Zentman has been one of our directors since November 2004 and currently serves as Chairman of our Audit Committee and as a member of our Compensation and Nominating Committees. From 1980 until 2006, Dr. Zentman was the president and chief executive officer of a privately held textile firm, where he also served as vice president of finance and administration from 1978 to 1980. From 1973 to 1978, Dr. Zentman served in various capacities in the Information Systems department at American Motors Corporation including Director of the Corporate Data Center and the Engineering Computer Centers. He holds a Ph.D. in Complex Analysis. Dr. Zentman serves on the board of Klotho Neurosciences, as well as several national charitable organizations devoted to advancing the quality of education.

Key Attributes, Experience and Skills. Dr. Zentman’s long-time experience as a businessman together with his experience with computer systems and software enables him to bring valuable insights to the Board. Dr. Zentman has a broad, fundamental understanding of the business drivers affecting our Company and also brings leadership and oversight experience to the Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR ELECTION. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

Certain Information Regarding Directors and Officers

In addition to the information set forth above about the Company’s directors who have been nominated for election at the Annual Meeting, set forth below is additional information concerning such directors and certain officers of the Company:

Name	Age	Position

Jan H. Loeb	67	Director, President and Chief Executive Officer

Gary Mohr	67	Director and member of our Audit, Nominating and Compensation Committees

Michael F. Osterer	80	Director and member of our Audit, Nominating and Compensation Committees

Peter Rabover	46	Director

Samuel M. Zentman	80	Director, Chairman of our Audit Committee and member of our Nominating and Compensation Committees

Tracy S. Clifford	57	Chief Financial Officer

Tracy S. Clifford has served as the Company’s Chief Financial Officer since June 1, 2018 and as the COO of OmniMetrix since December 1, 2019. She serves in such positions pursuant to a Consulting Agreement between the Company and Tracy Clifford Consulting, LLC. Ms. Clifford is President and Owner of Tracy Clifford Consulting, LLC, through which she has been providing contract CFO/COO services and other advisory services and project engagements since June 2015. Between October 1999 and May 2015, she served as CFO, Principal Accounting Officer, Corporate Controller and Secretary for a publicly traded pharmaceutical company and a publicly traded REIT. Her prior experience includes accounting leadership positions at United Healthcare (Atlanta) and the North Broward Hospital District (Fort Lauderdale) and work on the audit team of Deloitte & Touche (Miami). Ms. Clifford has served as a board member of Novelstem International Corp since July 2018. Ms. Clifford obtained a Bachelor of Science degree in accounting from the College of Charleston and a master’s degree in business administration with a concentration in finance from Georgia State University. Ms. Clifford is a licensed CPA in the state of South Carolina and holds a certification in the fundamentals of forensic accounting from the AICPA.

Biographical information about the Company’s directors who have been nominated for election at the Annual Meeting is set forth above under “Nominees for Election.”

CORPORATE GOVERNANCE MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. These persons are also required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Further, we have implemented measures to assure timely filing of Section 16(a) reports by our executive officers and directors. Based solely on our review of such forms or written representations from certain reporting persons, we believe that our executive officers and directors complied with the filing requirements of Section 16(a) during 2025.

Board Composition and Director Independence

Our Board of Directors is composed of one class, with five Board seats. Five directors are currently serving until their reelection or replacement at the 2026 Annual Meeting of Stockholders. Jan H. Loeb serves as both President and Chief Executive Officer as well as serving as a Member of our Board of Directors. Applying the definition of independence provided under the NASDAQ rules, the Board has determined that, with the exception of Mr. Loeb, all of the members of the Board of Directors are independent.

Board Structure and Role in Risk Oversight

The Board believes Mr. Loeb’s service as President and Chief Executive Officer and as a member of our Board is appropriate because it bridges a critical gap between the Company’s management and the Board, enabling the Board to benefit from management’s perspective on the Company’s business while the Board performs its oversight function. Further, the Board believes Mr. Loeb’s significant ownership of Acorn Energy stock aligns his interests with those of Acorn Energy’s stockholders.

Management is responsible for Acorn Energy’s day-to-day risk management, and the Board’s role is to engage in informed oversight. The entire Board performs the risk oversight role. Mr. Loeb, Acorn Energy’s Chief Executive Officer is a member of the Board of Directors, which helps facilitate discussions regarding risk between the Board and Acorn Energy’s senior management, as well as the exchange of risk-related information or concerns between the Board and the senior management. Further, the independent directors periodically meet in executive session following regularly scheduled Board meetings to voice their observations or concerns and to shape the agendas for future Board meetings.

The Board of Directors believes that, with these practices, each director has an equal stake in the Board’s actions and oversight role and equal accountability to Acorn Energy and its stockholders.

Meetings and Meeting Attendance

During 2025, there were five meetings of the Board of Directors, and the Board acted by unanimous written consent six times. All incumbent directors attended 75% or more of the Board meetings and meetings of the committees on which they served during the last fiscal year. Directors are encouraged to attend the annual meeting of stockholders. All five directors attended our most recent annual meeting in 2025.

Audit Committee; Audit Committee Financial Expert

The Company has a separate designated standing Audit Committee established and administered in accordance with SEC rules. The three members of the Audit Committee are Samuel M. Zentman (who serves as Chairman of the Audit Committee), Gary Mohr and Michael F. Osterer. The Board of Directors has determined that each member of the Audit Committee meets the independence criteria prescribed by NASDAQ governing the qualifications for audit committee members and each Audit Committee member meets NASDAQ’s financial knowledge requirements. Our Board has determined that Dr. Zentman qualifies as an “audit committee financial expert,” as defined in the rules and regulations of the SEC. During 2025, the Audit Committee met five times and acted by unanimous written consent once. The charter of the Audit Committee is available on our website www.acornenergy.com under the “Investor Relations” tab.

Audit Committee Report. The Audit Committee has (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required to be discussed by the statement of Auditing Standard No. 16 as amended; and (3) received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the Securities and Exchange Commission on March 5, 2026.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF ACORN ENERGY, INC.

Samuel M. Zentman
Gary Mohr
Michael F. Osterer

Compensation Committee

Our executive compensation is administered by the Compensation Committee of the Board of Directors. The members of the Compensation Committee are Gary Mohr, Michael F. Osterer and Samuel M. Zentman, all of whom have been determined by the Board to be independent in accordance with NASDAQ’s requirement for independent director oversight of executive officer compensation. During 2025, the Compensation Committee acted by unanimous written consent twice. The charter of the Compensation Committee is available on our website www.acornenergy.com under the “Investor Relations” tab.

Nominating Committee

The Nominating Committee of our Board of Directors has overall responsibility for identifying, evaluating, recruiting and selecting qualified candidates for election, re-election or appointment to the Board. The Members of the Nominating Committee are Gary Mohr, Samuel M. Zentman and Michael Osterer all of whom have been determined by the Board to meet the independence criteria prescribed by NASDAQ governing the qualifications of nominating committee members. During 2025, the Nominating Committee acted by unanimous written consent once. The charter of the Nominating Committee is available on our website www.acornenergy.com under the “Investor Relations” tab.

Our stockholders may recommend potential director candidates by contacting the Secretary of the Company to receive a copy of the procedure to recommend a potential director candidate for consideration by the Nominating Committee, who will evaluate recommendations from stockholders in the same manner that they evaluate recommendations from other sources.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all our directors, officers and employees. This code of ethics is designed to comply with the NASDAQ marketplace rules related to codes of conduct. Our code of ethics may be accessed on the Internet under “Investor Relations” on our website at www.acornenergy.com. We intend to satisfy any disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of our code of ethics by posting such information on our website, www.acornenergy.com.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)	Option Awards ($)		All Other Compensation ($)	Total ($)
Jan H. Loeb	2025	321,360	(3)	—	37,417	(5)	—	358,777
President and CEO of the Company and Acting CEO of OmniMetrix (1)	2024	321,360	(3)	—	13,009	(6)	—	334,369

Tracy S. Clifford	2025	216,300	(4)	—	38,250	(7)	—	254,550
CFO of the Company and COO of OmniMetrix (2)	2024	216,300	(4)	—	13,009	(8)	—	229,309

(1)	Mr. Loeb began serving as President and CEO of the Company on January 28, 2016 and as Acting CEO of OmniMetrix on December 1, 2019.
(2)	Ms. Clifford began serving as CFO of the Company on June 1, 2018 and as COO of OmniMetrix on December 1, 2019.
(3)	Represents the consulting fee paid for the provision of Mr. Loeb’s services to the Company as President and CEO of the Company and Acting CEO of OmniMetrix.
(4)	Represents the consulting fee paid for the provision of Ms. Clifford’s services as CFO of the Company and COO of OmniMetrix.
(5)	Represents the grant date fair value calculated in accordance with applicable accounting principles with respect to 2,200 options granted on January 6, 2025 with an exercise price of $17.50. The fair value of the options was determined using the Black-Scholes option pricing model using the following assumptions: (i) a risk-free interest rate of 4.4% (ii) an expected term of 5.6 years (iii) an assumed volatility of 181.8% and (iv) no dividends.
(6)	Represents the grant date fair value calculated in accordance with applicable accounting principles with respect to 2,200 options granted on January 2, 2024 with an exercise price of $6.09. The fair value of the options was determined using the Black-Scholes option pricing model using the following assumptions: (i) a risk-free interest rate of 4.0% (ii) an expected term of 4.9 years (iii) an assumed volatility of 194.1% and (iv) no dividends.
(7)	Represents the grant date fair value calculated in accordance with applicable accounting principles with respect to 2,200 options granted on January 1, 2025 with an exercise price of $17.89. The fair value of the options was determined using the Black-Scholes option pricing model using the following assumptions: (i) a risk-free interest rate of 4.4% (ii) an expected term of 5.6 years (iii) an assumed volatility of 181.8% and (iv) no dividends.
(8)	Represents the grant date fair value calculated in accordance with applicable accounting principles with respect to 2,200 options granted on January 2, 2024 with an exercise price of $6.09. The fair value of the options was determined using the Black-Scholes option pricing model using the following assumptions: (i) a risk-free interest rate of 4.0% (ii) an expected term of 4.9 years (iii) an assumed volatility of 194.1% and (iv) no dividends.

Executive Compensation for 2025 and 2024

Jan H. Loeb. On January 6, 2025, the Company entered into a new consulting agreement (the “2025 Loeb Consulting Agreement”) extending its arrangements for compensation of Mr. Loeb. Pursuant to the 2025 Loeb Consulting Agreement, Mr. Loeb received cash compensation of $16,780 per month for service as President and CEO of Acorn, and an additional $10,000 per month for service as Acting CEO of OmniMetrix. Mr. Loeb also received a grant of options on January 6, 2025 to purchase 2,200 shares of the Company’s common stock, which are exercisable at an exercise price equal to the January 3, 2025, closing price of the common stock of $17.50 per share. Twenty-five percent (25%) of the options were vested immediately; the remaining options vested in three equal increments on April 1, 2025, July 1, 2025 and October 1, 2025. The exercise period and other terms are otherwise substantially the same as the terms of the options granted by the Company to its outside directors. The 2025 Loeb Consulting Agreement expired on December 31, 2025. The Company and Mr. Loeb entered into a new consulting agreement for 2026 as described below under Employment Arrangements.

On January 2, 2024, the Company entered into a consulting agreement (the “2024 Loeb Consulting Agreement”) extending its arrangements for compensation of Mr. Loeb. Pursuant to the 2024 Loeb Consulting Agreement, Mr. Loeb received cash compensation of $16,780 per month for service as President and CEO of Acorn, and an additional $10,000 per month for serving as Acting CEO of OmniMetrix. Mr. Loeb also received a grant of options on January 2, 2024 to purchase 2,200 shares of the Company’s common stock, which are exercisable at an exercise price equal to the December 29, 2023, closing price of the common stock of $6.09 per share. Twenty-five percent (25%) of the options were vested immediately; the remaining options vested in three equal increments on April 1, 2024, July 1, 2024 and October 1, 2024. The exercise period and other terms are otherwise substantially the same as the terms of the options granted by the Company to its outside directors. The 2024 Consulting Agreement expired on December 31, 2024.

Tracy S. Clifford. On January 1, 2025, the 2024 Clifford Consulting Agreement discussed below for the provision of Ms. Clifford’s services as both CFO of Acorn and COO of OmniMetrix automatically renewed for another one-year term. Pursuant to the 2024 Clifford Consulting Agreement, Ms. Clifford received cash compensation of $18,025 per month. Ms. Clifford also received a grant of options on January 1, 2025 to purchase 2,200 shares of the Company’s common stock, which are exercisable at an exercise price equal to the December 31, 2024, closing price of the common stock of $17.89 per share. Twenty-five percent (25%) of the options were vested immediately; the remaining options vested in three equal increments on April 1, 2025, July 1, 2025 and October 1, 2025. The exercise period and other terms are otherwise substantially the same as the terms of the options granted by the Company to its outside directors. The Company and Ms. Clifford entered into a new consulting agreement for 2026 as described below under Employment Arrangements.

On January 2, 2024, the Company entered into an Amended and Restated Consulting Agreement with Ms. Clifford (the “2024 Clifford Consulting Agreement”) for the provision of Ms. Clifford’s services as both CFO of Acorn and COO of OmniMetrix. The 2024 Clifford Consulting Agreement amended, restated and replaced in its entirety the 2023 Clifford Consulting Agreement. The 2024 Clifford Consulting Agreement had an effective date of January 1, 2024, had an initial one-year term, and was to automatically renew for an additional year upon the expiration of each one-year term unless earlier terminated as provided therein. Pursuant to the 2024 Clifford Consulting Agreement, Ms. Clifford received cash compensation of $18,025 per month. In the event of termination, other than for cause, Ms. Clifford was to be entitled to continuation, for a period of six months following the date of such termination, of the monthly cash compensation in effect at the time of such termination. Pursuant to the terms of the 2024 Clifford Consulting Agreement, Ms. Clifford also received a grant of options on January 2, 2024, to purchase 2,200 shares of the Company’s common stock, which are exercisable at an exercise price equal to the December 29, 2023, closing price of the common stock of $6.09 per share. Twenty-five percent (25%) of the options were vested immediately; the remaining options vested in three equal increments on April 1, 2024, July 1, 2024 and October 1, 2024. On each subsequent anniversary of January 1, 2024, so long as the 2024 Clifford Consulting Agreement has not been terminated, the Company was to grant Ms. Clifford 2,200 stock options exercisable at an exercise price equal to the then-current stock price. Twenty-five percent (25%) of the options were to be vested immediately as of the date of grant; the remaining options were to vest in three equal increments on April 1, July 1 and October 1 during the first nine months following the date of grant. The exercise period and other terms were to be otherwise substantially the same as the terms of the options granted by the Company to its outside directors. This agreement auto renewed on January 1, 2025 as described above.

Stockholder input on executive compensation. Stockholders can provide the Company with their views on executive compensation matters at each year’s annual meeting through the stockholder advisory vote on executive compensation and during the interval between stockholder advisory votes. The Company welcomes stockholder input on our executive compensation matters, and stockholders are able to reach out directly to our independent directors by emailing samzentman@yahoo.com to express their views on executive compensation matters.

Employment Arrangements

The employment arrangements of each named executive officer are described below.

Jan H. Loeb

On January 19, 2026, the Company entered into a new consulting agreement (the “2026 Loeb Consulting Agreement”) between Mr. Loeb and the Company extending its arrangements for compensation of Mr. Loeb for his services as President and CEO of Acorn and as principal executive officer of OmniMetrix in the capacity of Acting CEO. In such capacities, Mr. Loeb acts as a consultant to, and not an employee of, the Company. Pursuant to the 2026 Loeb Consulting Agreement, Mr. Loeb will receive annualized cash compensation of $207,400 for service as President and CEO of Acorn, and an additional $10,300 per month for so long as he serves as Acting CEO of OmniMetrix. Mr. Loeb also received a grant of options on January 19, 2026 to purchase 25,000 shares of the Company’s common stock, which shall be exercisable at an exercise price equal to the January 16, 2026, closing price of the common stock of $19.02 per share. One-twelfth of the options are immediately vested and exercisable; the remaining options will vest and become exercisable in eleven equal quarterly increments beginning on April 1, 2026, unless such vesting is accelerated in connection with a change of control of the Company. The exercise period and other terms are otherwise substantially the same as the terms of the options granted by the Company to its outside directors. The 2026 Loeb Consulting Agreement expires on December 31, 2026, unless terminated early as provided therein.

Tracy S. Clifford

On January 19, 2026, the Company entered into an Amended and Restated Consulting Agreement with Tracy Clifford Consulting, LLC, for the provision of Ms. Clifford’s services to the Company as both CFO of Acorn and COO of OmniMetrix (the “2026 Clifford Consulting Agreement”). In such capacity, Ms. Clifford acts as a consultant to, and not an employee of, the Company. The 2026 Clifford Consulting Agreement amends, restates and replaces in its entirety the 2024 Clifford Consulting Agreement. The 2026 Clifford Consulting Agreement has an effective date of January 1, 2026, has a one-year term, and automatically renews for an additional year upon the expiration of each one-year term unless earlier terminated as provided therein. Pursuant to the 2026 Clifford Consulting Agreement, Ms. Clifford receives annualized cash compensation of $222,789. In the event of termination by the Company other than for cause, Ms. Clifford shall be entitled to a continuation, for a period of six months following the date of such termination by the Company, of the monthly cash compensation in effect at the time of such termination by the Company. Pursuant to the terms of the 2026 Clifford Consulting Agreement, Ms. Clifford also received a grant of options on January 19, 2026, to purchase 25,000 shares of the Company’s common stock, which shall be exercisable at an exercise price equal to the January 16, 2026, closing price of the common stock of $19.02 per share. One-twelfth of the options were immediately vested and exercisable; the remaining options will vest and become exercisable in eleven equal quarterly increments beginning on April 1, 2026, unless such vesting is accelerated in connection with a change of control of the Company. On each subsequent anniversary of January 1, 2026, so long as the 2026 Clifford Consulting Agreement has not been terminated, the Company will grant Ms. Clifford 25,000 stock options exercisable at an exercise price equal to the then-current stock price. One-twelfth of such options will be vested immediately as of the date of the respective grant; the remaining options will vest in eleven equal quarterly increments beginning on April 1 of the year of the respective grant, unless such vesting is accelerated in connection with a change of control of the Company. The exercise period and other terms are otherwise substantially the same as the terms of the options granted by the Company to its outside directors.

Outstanding Equity Awards at 2025 Fiscal Year End

The following table sets forth all outstanding equity awards made to each of the Named Executive Officers that were outstanding at December 31, 2025.

OPTIONS TO PURCHASE ACORN ENERGY, INC. STOCK
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Jan H. Loeb	2,187	—	5.92	January 1, 2027
	2,187	—	7.68	January 1, 2028
	2,187	—	10.08	January 1, 2029
	2,187	—	5.60	January 1, 2030
	2,200	—	6.09	January 2, 2031
	2,200	—	17.50	January 1, 2032

Tracy S. Clifford	1,875	—	4.48	June 25, 2026
	3,125	—	3.68	June 8, 2027
	6,250	—	9.92	May 10, 2028
	3,125	—	7.04	June 1, 2029
	6,250		4.96	June 1, 2030
	2,200	—	6.09	January 2, 2031
	2,200	—	17.89	January 1, 2032

Option and Warrant Exercises

Options were exercised by Tracy Clifford on May 9, 2025, for 1,875 shares at an exercise price of $6.56 per share.

Non-qualified Deferred Compensation

There was no executive non-qualified deferred compensation activity for either of our named executive officers for the year ended December 31, 2025.

Payments and Benefits Upon Termination or Change in Control

Jan H. Loeb

Under the terms of the 2026 Loeb Consulting Agreement, there are no amounts due under any termination scenario.

The vesting of the 25,000 stock options granted on January 19, 2026 under the 2026 Loeb Consulting Agreement would have their vesting accelerated and become fully exercisable immediately prior to the first occurrence of any of the following: (1) the acquisition by any entity or natural person, or a group of entities and/or natural persons acting together, of a majority of the equity interests of the Company, OMX Holdings, Inc. or OmniMetrix, whether through purchase, merger, stock swap, or any similar deal structure; and (2) the sale or other disposition of all or substantially all the assets of the Company, OMX Holdings, Inc. or OmniMetrix.

Tracy S. Clifford

Under the terms of the 2026 Clifford Consulting Agreement, in the event of termination by the Company other than for cause, Ms. Clifford shall be entitled to a continuation, for a period of six months following the date of such termination, of the monthly cash compensation in effect at the time of such termination.

The vesting of the 25,000 stock options granted on January 19, 2026 under the 2026 Clifford Consulting Agreement would have their vesting accelerated and become fully exercisable immediately prior to the first occurrence of any of the following: (1) the acquisition by any entity or natural person, or a group of entities and/or natural persons acting together, of a majority of the equity interests of the Company, OMX Holdings, Inc. or OmniMetrix, whether through purchase, merger, stock swap, or any similar deal structure; and (2) the sale or other disposition of all or substantially all the assets of the Company, OMX Holdings, Inc. or OmniMetrix.

On March 25, 2025, the Company entered into a Change in Control Bonus Agreement with Ms. Clifford. Pursuant to the agreement, if (1) the Company were to consummate a Change in Control (as defined in the agreement) during the period of time beginning on the Effective Date and ending eighteen (18) months thereafter (provided that such period would be extended up to an additional six (6) months if during the aforementioned eighteen (18) month-period the Company were to enter into a definitive agreement or legally binding term sheet for a transaction which would result in a Change in Control), and (2) Ms. Clifford has remained in continuous service as Chief Operating Officer of, or in a similar executive capacity at, OmniMetrix from the Effective Date through consummation of the Change in Control, then the Company would pay her, contemporaneous with the consummation of the Change in Control, a lump-sum cash bonus payment equal to $100,000 multiplied by the number of years (including partial years, for which an appropriate fraction will be added to the number of whole years) in the period commencing December 1, 2019, and ending upon the earlier of (A) consummation of the Change in Control, (B) the date of involuntary termination of her service other than for cause or due to death or disability, or (C) the date of voluntary termination of her service (provided, however, that in the event of voluntary termination of service by Ms. Clifford for any reason prior to a Change in Control, she would be entitled to a payment equal to seventy percent (70%) of the bonus upon the occurrence of a Change in Control within the Change in Control period, payable contemporaneous with the consummation of the Change in Control).

Compensation of Directors in 2025

The Board reviews non-employee director compensation on an annual basis. Our compensation policy for non-employee Directors for 2025 was as follows:

Each non-employee Director (other than the Executive Chairman) received an annual retainer of $15,000, plus an annual grant on January 1 of an option to purchase 625 shares of Company Common Stock.

Upon a non-employee Director’s first election or appointment to the Board, such newly elected/appointed Director will be granted an option to purchase 1,562 shares of Company Common Stock. Each option granted to a newly elected/appointed Director shall vest for the purchase of one-third of the shares purchasable under such option on each of the three anniversaries following the date of the first election or appointment.

All options granted to non-employee Directors shall have an exercise price equal to the closing price of the Company’s Common Stock on its then-current trading platform or exchange on the last trading day immediately preceding the date of grant, and shall, except as described in the preceding paragraph, vest in four quarterly installments beginning on the grant date. Once vested, such options shall be exercisable in whole or in part at all times until the earliest of (i) seven years from the date of grant or (ii) 18 months from the date such Director ceases to be a Director, officer, employee of, or consultant to, the Company.

The chair of the Audit Committee receives an additional annual retainer of $10,000; each Audit Committee member other than the chair receives an additional annual retainer of $2,000.

Each Director may, in his discretion, elect by written notice delivered on or before the first day of each calendar year whether to receive, in lieu of some or all of his retainer and board fees, that number of shares of Company Common Stock as shall have a value equal to the applicable retainer and board fees, based on the closing price of the Company’s Common Stock on its then-current trading platform or exchange on the last trading day immediately preceding the first day of the applicable year. Once made, the election shall be irrevocable for such election year and the shares subject to the election shall vest and be issued one-fourth upon the first day of the election year and one-fourth as of the first day of each of the second through fourth calendar quarters thereafter during the remainder of the election year. A newly-elected or appointed Director may, in his or her discretion, make such an election for the balance of the year in which he or she was elected/appointed by written notice delivered on or before the tenth day after his or her election/appointment to the Board, with the number of shares of Company Common Stock subject to such newly elected/appointed Director’s election to be based on closing price of the Company’s Common Stock on its then-current trading platform or exchange on the last trading day immediately preceding the day of such newly elected/appointed Director’s election/appointment.

The following table sets forth information concerning the compensation earned for service on our Board of Directors during the fiscal year ended December 31, 2025 by each individual who served as a director at any time during the fiscal year (other than Mr. Loeb who was not separately compensated for his Board service).

DIRECTOR COMPENSATION IN 2025

Name	Fees Earned or Paid in Cash ($)		Option Awards ($)(1)		All Other Compensation ($)	Total ($)
Samuel M. Zentman	25,000	(2)	10,866	(1)	—	35,866
Gary Mohr	17,000	(3)	10,866	(1)	—	27,866
Peter Rabover	15,000	(4)	10,866	(1)		25,866
Michael F. Osterer	17,000	(3)	10,866	(1)	—	27,866

(1)	On January 1, 2025, Samuel M. Zentman, Gary Mohr, Peter Rabover, and Michael F. Osterer were each granted 625 options to acquire stock in the Company. The options had an exercise price of $17.89 and were to expire on January 1, 2032. The fair value of the options was determined using the Black-Scholes option pricing model using the following assumptions: (i) a risk-free interest rate of 4.4% (ii) an expected term of 5.6 years (iii) an assumed volatility of 181.8% and (iv) no dividends.
(2)	Represents the annual retainer of $15,000 as a non-employee director and $10,000 received for services rendered as Chairman of the Audit Committee.
(3)	Represents the annual retainer of $15,000 as a non-employee director plus $2,000 received for services rendered as a member of the Audit Committee.
(4)	Represents the annual retainer of $15,000 as a non-employee director.

Director Compensation Change for 2026

On January 19, 2026, the Company amended its compensation policy for non-employee Directors. On January 1, each non-employee Director will receive an annual grant of options to purchase 3,125 shares of our common stock, with such options to vest and become exercisable in four quarterly increments beginning on the grant date. Upon a non-employee Director’s first election or appointment to the Board, such newly elected/appointed Director will be granted an option to purchase 3,125 shares of Company Common Stock. The other elements of our compensation policy for non-employee Directors remain unchanged from 2025.

EQUITY COMPENSATION PLAN INFORMATION

The table below provides certain information concerning our equity compensation plans as of December 31, 2025.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Security Holders	327	$3.77	—
Equity Compensation Plans Not Approved by Security Holders	54,110	$7.99	63,235
Total	54,437	$7.96	63,235

The grants made under our equity compensation plans not approved by security holders represent 54,110 options which were granted under our 2006 Stock Incentive Plan following the original expiration of the Plan on February 8, 2017. These grants were made to directors and officers at exercise prices equal to the fair market value on the date of the grant. The options generally vest over a one-year period and expire seven years from the date of the grant. In February 2019, the Company’s Board ratified all option grants made under our 2006 Stock Incentive Plan following the original expiration of the Plan on February 8, 2017 and extended the expiration date of the Amended and Restated 2006 Stock Incentive Plan until December 31, 2024. In March 2025, the Company’s Board ratified all option grants made under our Amended and Restated 2006 Stock Incentive Plan following expiration of the Plan on December 31, 2024 and extended the expiration date of the Amended and Restated 2006 Stock Incentive Plan until December 31, 2034.

Equity awards are granted to our named executive officers pursuant to the terms of their consulting agreements. The 2025 Loeb Consulting Agreement provided for, on the date the agreement was executed, a grant to Mr. Loeb of 2,200 stock options exercisable at an exercise price equal to the then-current stock price. The 2024 Clifford Consulting Agreement called for, on each anniversary of January 1, 2024, so long as the 2024 Clifford Consulting Agreement had not been terminated, a grant to Ms. Clifford of 2,200 stock options exercisable at an exercise price equal to the then-current stock price (such a grant was made on January 1, 2025). The 2026 Loeb Consulting Agreement and the 2026 Clifford Consulting Agreement each provided for, on the date the respective agreement was executed, a grant of 25,000 stock options, respectively, to Mr. Loeb and Ms. Clifford, exercisable at an exercise price equal to the then-current stock price (and the 2026 Clifford Consulting Agreement provides for additional grants to Ms. Clifford of 25,000 stock options on each anniversary of January 1, 2026, so long as the agreement has not been terminated). Our director compensation policy currently calls for an annual grant of stock options to our directors on the first day of the applicable fiscal year. In addition, equity awards may be granted at other times during the year to new hires, employees receiving promotions, and in other special circumstances.

We do not grant equity awards in anticipation of the release of material, nonpublic information or time the release of material, nonpublic information based on equity award grant dates, vesting events, or sale events. For all stock option awards, the exercise price is the closing price of our common stock on NASDAQ on the last trading day preceding the date of grant.

PROPOSAL 2

APPROVAL OF THE 2026 STOCK INCENTIVE PLAN

The Board of Directors of the Company has adopted, subject to stockholder approval, a new stock incentive plan for the Company (the “2026 Stock Incentive Plan”).

The company’s current Amended and Restated 2006 Stock Incentive Plan (the “Current Plan”) is nearly depleted; at June 30, 2026, 1,924 options were available for grant under the Current Plan. The adoption of the 2026 Stock Incentive Plan by the Board of Directors reflects a determination by the Board that ensuring the continuation of the Company’s ability to provide stock-based compensation is important to our ongoing and continuing efforts to attract and retain key senior management personnel and to align the interest of the Company’s executive officers and employees with that of its stockholders.

Since the granting of options under the 2026 Stock Incentive Plan is discretionary, the Company cannot at present determine the number of options or other awards that will be granted in the future to any person or group of persons or the terms of any future grant. Future option grants and other awards and the terms thereof will be determined in accordance with the terms of the 2026 Stock Incentive Plan.

Set forth below is certain summary information about the 2026 Stock Incentive Plan. This summary does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2026 Stock Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.

Authorized Shares. The maximum number of shares of Common Stock in respect of which awards may be granted under the 2026 Stock Incentive Plan is 200,000. Shares subject to awards that expire, are forfeited, terminated, canceled or settled without the delivery of Common Stock shall be available again for grant under the 2026 Stock Incentive Plan. Also, shares tendered to the Company in satisfaction or partial satisfaction of the exercise price of any award will increase the number of shares available for awards under the Stock Incentive Plan to the extent permitted by Rule 16b-3 under the Exchange Act.

Eligibility. Officers and employees of the Company and its existing or future subsidiaries, any entity in which the Company has a significant equity interest as well as other individuals who perform services for the Company, including consultants, who can make substantial contributions to the successful performance of the Company, are eligible to participate in the 2026 Stock Incentive Plan.

Administration. The 2026 Stock Incentive Plan will be administered by a committee established by the Board, which shall consist of members appointed from time to time by, and serving at the discretion of, the Board. In the absence of a designated committee, the Board itself shall serve the committee function.

Amendment, Modification, Suspension, and Termination. The Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the 2026 Stock Incentive Plan and any Award Agreement in whole or in part, except that (i) no amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule, and (ii) no termination, amendment, suspension, or modification of the 2026 Stock Incentive Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

Awards. The 2026 Stock Incentive Plan provides for the awards in the forms of Cash-Based Awards, Nonqualified Options, Incentive Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units, Performance Shares, Performance Units, or Other Share-Based Awards, in each case subject to the terms of the 2026 Stock Incentive Plan. The Option Price for each grant of an Option under the 2026 Stock Incentive Plan shall be as determined by the Committee and shall be specified in the Award Agreement. The Option Price shall be: (i) equal to 100% of the Fair Market Value of the Shares on the date of grant or (ii) set at a premium to the Fair Market Value of the Shares on the date of grant.

Payment. A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option Price or have been purchased on the open market); (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise or Net Exercise.

Duration of the Plan. Unless sooner terminated as provided by its terms, the 2026 Stock Incentive Plan shall terminate on December 31, 2036. After termination, no Awards may be granted under the 2026 Stock Incentive Plan, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the 2026 Stock Incentive Plan’s terms and conditions.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE 2026 STOCK INCENTIVE PLAN.

PROPOSAL 3

RATIFICATION OF THE SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected CBIZ CPAs P.C. as the independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2026. CBIZ CPAs P.C. representatives are expected to attend the 2026 Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. CBIZ CPAs P.C. is a registered public accounting firm with the Public Company Accounting Oversight Board (the “PCAOB”), as required by the Sarbanes-Oxley Act of 2002 and the Rules of the PCAOB. On November 1, 2024, CBIZ CPAs P.C. acquired the attest business of Marcum LLP (“Marcum”). On April 7, 2025, Marcum informed us that they had resigned as our independent registered public accounting firm. Also on April 7, 2025, we, with the approval of our Audit Committee, engaged CBIZ CPAs P.C. as our independent registered public accounting firm.

The Board is asking our stockholders to ratify the selection of CBIZ CPAs P.C. as our independent registered public accounting firm. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise our independent registered public accounting firm, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of CBIZ CPAs P.C. for ratification by stockholders as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Accounting Fees

The following table summarizes the fees billed to Acorn for professional services rendered by CBIZ CPAs P.C. and Marcum, LLP for the years ended December 31, 2025 and 2024, respectively.

	2025	2024
Audit fees	$161,700	$144,835
Tax fees (1)	551	23,107
All other fees	—	—
Total	$162,251	$168,772

(1)	Tax services for the year ended December 31, 2025, were provided by CBIZ, Inc.

Audit Fees were for professional services rendered for the audits of the consolidated financial statements of the Company, assistance with review of documents filed with the SEC, consents, and other assistance required to be performed by our independent accountants.

Tax Fees generally consist of tax compliance and return preparation fees.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee’s current policy is to pre-approve all audit and non-audit services that are to be performed and fees to be charged by our independent auditor to assure that the provision of these services does not impair the independence of the auditor. The Audit Committee pre-approved all audit and non-audit services rendered by our principal accountant in 2025 and 2024.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF CBIZ CPAs P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026.

PROPOSAL 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are asking stockholders to cast an advisory vote on the compensation of our Named Executive Officers disclosed in the “Executive and Director Compensation” section of this Proxy Statement. While this vote is non-binding, the Company values the opinions of stockholders and will consider the outcome of the vote when making future compensation decisions.

The Board believes that the objectives of our executive compensation program are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, the Board believes that our executive compensation program achieves an appropriate balance between fixed compensation and variable incentive compensation and pays for performance. The Board also believes that the Company’s executive compensation programs effectively align the interests of our executive officers with those of our stockholders by tying a significant portion of their compensation to the Company’s performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executives critical to the Company’s long-term success. Accordingly, we are asking our stockholders to approve the compensation of our named executive officers. This advisory vote is not intended to be limited or specific to any particular element of compensation, but rather cover the overall compensation of our named executive officers and the compensation policies and practices described in this proxy statement.

We are asking our stockholders to vote FOR, in a non-binding vote, the compensation of the Company’s Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K in this Proxy Statement under the heading “Executive and Director Compensation”.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

OTHER MATTERS

The Board of Directors of the Company is not aware of any other matters to be presented for action at the Annual Meeting other than those listed in the accompanying Notice of Annual Meeting and described herein. If any other matters not described herein should properly come before the meeting for stockholder action, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in respect thereof in accordance with the Board of Directors’ recommendations.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report covering the fiscal year ended December 31, 2025, including audited financial statements, is enclosed with this Proxy Statement. Such report is not incorporated in this Proxy Statement and is not a part of the proxy soliciting material.

STOCKHOLDER LIST

A list of stockholders of record as of the Record Date will be available during the Annual Meeting for inspection by stockholders for any purpose germane to the Annual Meeting. In addition, the list of stockholders of record as of the record date will be made available, through electronic means, for inspection by stockholders for any purpose germane to the Annual Meeting during the ten days preceding the Annual Meeting. To request electronic access to the stockholder list, stockholders should submit their request, and proof of ownership to the undersigned at AcornMeeting@gmail.com.

SOLICITATION OF PROXIES

The cost of soliciting proxies for the Annual Meeting will be borne by the Company. In addition to the use of the mails, proxies may be solicited by in person interview, Internet, telephone, e-mail or facsimile. The Company will, upon request and in accordance with applicable regulation, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,

August 3, 2026	SHELDON KRAUSE
Buford, Georgia	Assistant Secretary

APPENDIX A

ACORN ENERGY, INC.

2026 STOCK INCENTIVE PLAN

ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

1.1 ESTABLISHMENT. Acorn Energy, Inc., a Delaware corporation (the “Company”), establishes an incentive compensation plan to be known as the 2026 Stock Incentive Plan (the “Plan”), as set forth in this document.

The Plan permits the grant of Cash-Based Awards, Nonqualified Options, Incentive Options, Share Appreciation Rights (SARs), Restricted Shares, Restricted Share Units, Performance Shares, Performance Units, and Other Share-Based Awards.

1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to provide a means whereby Employees, Directors, and Third Party Service Providers of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of the Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Directors, or Third Party Service Providers of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

1. 3 DURATION OF THE PLAN. Unless sooner terminated as provided herein, the Plan shall terminate on December 31, 2036. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

ARTICLE 2. DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1 “AFFILIATE” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

2.2 “ANNUAL AWARD LIMIT” OR “ANNUAL AWARD LIMITS” have the meaning set forth in Section 4.3.

2.3 “AWARD” means, individually or collectively, a grant under this Plan of Cash-Based Awards, Nonqualified Options, Incentive Options, SARs, Restricted Shares, Restricted Share Units, Performance Shares, Performance Units, or Other Share-Based Awards, in each case subject to the terms of this Plan.

2.4 “AWARD AGREEMENT” means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award.

2.5 “BENEFICIAL OWNER” or “BENEFICIAL OWNERSHIP” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6 “BOARD” or “BOARD OF DIRECTORS” means the Board of Directors of the Company.

2.7 “CASH-BASED AWARD” means an Award granted to a Participant as described in Article 10.

2.8 “CODE” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

2.9 “COMMITTEE” means the committee designated by the Board to administer this Plan, if such committee has been designated. In the absence of a designated committee the Board shall serve the committee function, and all references to Committee shall refer to the Board acting in such capacity. If established, the committee shall consist of members appointed from time to time by, and serving at the discretion of, the Board and, unless otherwise determined by the Board, the committee shall consist of no fewer than two directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

2.10 “COMPANY” means Acorn Energy, Inc., a Delaware corporation, and any successor thereto as provided in Article 20 herein.

2.11 “COVERED EMPLOYEE” means a Participant who is a “covered employee,” as defined in Code Section 162(m) and the Treasury Regulations promulgated under Code Section 162(m), or any successor statute.

2.12 “DIRECTOR” means any individual who is a member of the Board of Directors of the Company.

2.13 [removed and reserved]

2.14 “EMPLOYEE” means any officer or employee of the Company, its Affiliates, and/or its Subsidiaries.

2.15 “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.16 “FAIR MARKET VALUE” or “FMV” means a price that is equal to the opening, closing, actual, high, low, or average selling prices of a Share reported on the NASDAQ Stock Market or other established stock exchange (or exchanges) on the applicable date or the preceding trading day, as determined by the Committee in its discretion. Unless the Committee determines otherwise, if the Shares are traded over-the-counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the last reported sale price or the average between the reported high and low or closing bid and asked prices of a Share on the most recent date on which Shares were publicly traded on the NASD OTC Bulletin Board, as determined by the Committee in its discretion. In the event Shares are not publicly traded at the time a determination of their Fair Market Value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate.

Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award.

2.17 “FULL VALUE AWARD” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

2.18 “FREESTANDING SAR” means an SAR that is granted independently of any Options, as described in Article 7.

2.19 “GRANT PRICE” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.20 “INCENTIVE OPTION” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.21 “INSIDER” shall mean an individual who is, on the relevant date, an officer or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.21.1 “NET EXERCISE” shall mean a method for settling Options whereby upon exercise of an Option (or portion thereof) the Participant makes no payment and receives Shares with an aggregate FMV equal to the difference between the aggregate FMV of the Shares issuable upon exercise of the Option (or portion thereof) if exercised for cash and the aggregate exercise price of the Option (or portion thereof).

2.22 “NONEMPLOYEE DIRECTOR” means a Director who is not an Employee.

2.23 “NONEMPLOYEE DIRECTOR AWARD” means any NQSO, SAR, or Full Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.24 “NONQUALIFIED OPTION” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.25 “OPTION” means an Incentive Option or a Nonqualified Option, as described in Article 6.

2.26 “OPTION PRICE” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.27 “OTHER SHARE-BASED AWARD” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.28 “PARTICIPANT” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.29 “PERFORMANCE-BASED COMPENSATION” means compensation under an Award that satisfies the requirements of Section 162(m) of the Code and the applicable Treasury Regulations thereunder for certain performance-based compensation paid to Covered Employees.

2.30 “PERFORMANCE MEASURES” means (i) those measures described in Section 11.3 hereof on which the performance goals are based, or (ii) such other measures that have been approved by the Company’s shareholders as contemplated by Article 11 of this Plan in order to qualify Awards as Performance-Based Compensation.

2.31 “PERFORMANCE PERIOD” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.32 “PERFORMANCE SHARE” means an Award granted under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.33 “PERFORMANCE UNIT” means an Award granted under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.34 “PERIOD OF RESTRICTION” means the period when Restricted Shares or Restricted Share Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.35 “PERSON” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.36 “PLAN” means this 2026 Stock Incentive Plan, as it may hereinafter be amended or restated.

2.37 “PLAN YEAR” means the Company’s fiscal year as may be in effect from time to time. The Company’s current fiscal year is the calendar year.

2.38 “RESTRICTED SHARES” means an Award granted to a Participant pursuant to Article 8.

2.39 “RESTRICTED SHARE UNIT” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

2.40 “SHARE” or “SHARES” means the Company’s shares of common stock, par value $.01 per share.

2.41 “SHARE APPRECIATION RIGHT” or “SAR” means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.

2.42 “SUBSIDIARY” means any corporation, partnership, limited liability company, or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, an at least 20% interest or over which the Company exercises significant influence.

2.43 “SHAREHOLDER APPROVAL DATE” means the date of the approval of the Plan by the shareholders of the Company, if so submitted for approval.

2.44 “TANDEM SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

2.45 “THIRD PARTY SERVICE PROVIDER” means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

2.46 “TREASURY REGULATIONS” means the regulations promulgated under the Code.

2.47 “WITHHOLDING TAXES” means any federal, state, local or foreign income taxes, withholding taxes, or employment taxes required to be withheld by law or regulations.

ARTICLE 3. ADMINISTRATION

3.1 GENERAL. The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, and, subject to Article 17, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

3.3 DELEGATION. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individual to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individual may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or more of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; (b) designate Third Party Service Providers to be recipients of Awards; and (c) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated. Notwithstanding the foregoing, the Committee may not delegate to any officer the ability to take any action or make any determination regarding issues arising out of Code Section 162(m).

ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1 NUMBER OF SHARES AVAILABLE FOR AWARDS. Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under the Plan (the “Share Authorization”) shall be 200,000 Shares.

4.2 SHARE USAGE. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under the Plan. Subject to the foregoing, the Committee shall have discretion to employ any method of share counting it deems reasonable. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

4.3 ANNUAL AWARD LIMITS. It is intended that Awards shall comply with Code Section 162(m) and the Treasury Regulations thereunder, and shall be applied and/or construed in such a way to ensure compliance with Code Section 162(m) and the Treasury Regulations thereunder.

4.4 ADJUSTMENTS IN AUTHORIZED SHARES, ETC. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares (other than pursuant to a conversion of convertible securities), dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee shall, proportionately and accordingly, in its sole discretion, substitute and adjust, as applicable, the number and kind of shares for which grants of Options and other Awards may be made under the Plan. In addition, the number and kind of shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards shall be adjusted proportionately and accordingly by the Committee so as to prevent dilution or enlargement of Participants’ rights under the Plan.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

Subject to the provisions of Article 17, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, spin-off, split-off, split-up, acquisition of property or stock, or reorganization (collectively, a “Reorganization”) upon such terms and conditions as it may deem appropriate, subject to compliance with the ISO rules under Section 422 of the Code and the provisions of Section 409A of the Code, where applicable. Without limiting the foregoing, in the event of any Reorganization, the Committee or the Board may cause any Award outstanding as of the effective date of the Reorganization to be cancelled in consideration of a cash payment or alternate Award made to the holder of such cancelled Award equal in value to the fair market value of such cancelled Award; PROVIDED, HOWEVER, that nothing in this Section 4.4 shall permit the repricing, replacing or regranting of Options or SARs in violation of the provisions of Section 409A of the Code.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

5.1 ELIGIBILITY. Individuals eligible to participate in this Plan include all Employees, Directors, and Third Party Service Providers.

5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

ARTICLE 6. OPTIONS

6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted by Section 422 of the Code and the Treasury Regulations thereunder).

6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

6.3 OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee and shall be specified in the Award Agreement. The Option Price shall be: (i) equal to 100% of the FMV of the Shares on the date of grant or (ii) set at a premium to the FMV of the Shares on the date of grant.

6.4 DURATION OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth anniversary date of its grant. Notwithstanding the foregoing, for Options (other than ISOs) granted to Participants outside the United States, the Committee has the authority to grant Options that have a term greater than ten years.

6.5 EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6 PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option Price or have been purchased on the open market); (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise or Net Exercise.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of the purchased Shares, including upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

Notwithstanding anything to the contrary set forth herein, in the event that a Participant has not fully exercised an Option at the end of the term of such Option and the exercise price of the Option is less than the Fair Market Value of the Shares, the entire outstanding Option shall automatically be deemed exercised and settled on the expiration date by Net Exercise with no further action by the Participant.

6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or State securities laws applicable to such Shares.

6.8 TERMINATION OF EMPLOYMENT. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9 TRANSFERABILITY OF OPTIONS.

(a) INCENTIVE OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during the lifetime of the Participant only by such Participant.

(b) NONQUALIFIED OPTIONS. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all NQSOs granted to a Participant under this Article 6 shall be exercisable during the lifetime of the Participant only by such Participant. With respect to those NQSOs, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

(c) NOTIFICATION OF DISQUALIFYING DISPOSITION. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

6.10 SPECIAL ISO RULES FOR 10% SHAREHOLDERS. If any Participant to whom an ISO is to be granted is, on the date of grant, the owner of Shares (determined using applicable attribution rules) possessing more than 10% of the total combined voting power of all classes of equity securities of his or her employer (or of its parent or subsidiary), then the following special provisions will apply to the ISO granted to that Participant:

(a) The Option Price per Share of the ISO will not be less than 110% of the Fair Market Value of the Shares underlying such ISO on the date of grant; and

(b) The ISO will not have a term in excess of five years from the date of grant.

ARTICLE 7. SHARE APPRECIATION RIGHTS

7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs. Notwithstanding the foregoing, SARs may be granted only if Shares are traded on an established securities market at the date of grant. Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. The Grant Price shall be: (i) based on 100% of the FMV of the Shares on the date of grant or (ii) set at a premium to the FMV of the Shares on the date of grant.

7.2 SAR AGREEMENT. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3 TERM OF SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten years.

7.4 EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5 EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the exercise of the Tandem SAR may not have economic and tax consequences more favorable than the exercise of the ISO followed by an immediate sale of the underlying Shares, and the value of the payout with respect to the Tandem SAR may be for no more than 100% of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO; (d) the Tandem SAR may be exercised only when the underlying ISO is eligible to be exercised; and (e) the Tandem SAR is transferable only when the underlying ISO is transferable, and under the same conditions.

7.6 PAYMENT OF SAR AMOUNT. SARs granted under this Plan shall be payable only in Shares. Upon the exercise of an SAR, a Participant shall be entitled to receive from the Company such number of Shares determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b) The number of Shares with respect to which the SAR is exercised.

Such product shall then be divided by the Fair Market Value of a Share on the date of exercise. The resulting number (rounded down to the next whole number) is the number of Shares to be issued to the Participant upon exercise of an SAR.

7.7 TERMINATION OF EMPLOYMENT. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.8 NONTRANSFERABILITY OF SARS. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. With respect to those SARs, if any, that are permitted to be transferred to another individual, references in the Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

7.9 OTHER RESTRICTIONS. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

ARTICLE 8. RESTRICTED SHARES AND RESTRICTED SHARE UNITS

8.1 GRANT OF RESTRICTED SHARES OR RESTRICTED SHARE UNITS. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares and/or Restricted Share Units to Participants in such amounts as the Committee shall determine. Restricted Share Units shall be similar to Restricted Shares except that no Shares are actually awarded to the Participant on the date of grant.

8.2 RESTRICTED SHARES OR RESTRICTED SHARE UNIT AGREEMENT. Each Restricted Share and/or Restricted Share Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares or the number of Restricted Share Units granted, and such other provisions as the Committee shall determine. Notwithstanding anything in this Article 8 to the contrary, delivery of Shares pursuant to an Award of Restricted Share Units (or an Award of Restricted Shares) shall be made no later than 2-1/2 months after the close of the Company’s first taxable year in which such Shares are no longer subject to a risk of forfeiture (within the meaning of Section 409A of the Code).

8.3 TRANSFERABILITY. Except as provided in this Plan or an Award Agreement, the Restricted Shares and/or Restricted Share Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Share Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise at any time by the Committee. All rights with respect to the Restricted Shares and/or Restricted Share Units granted to a Participant under the Plan shall be available during his lifetime only to such Participant, except as otherwise provided in an Award Agreement or at any time by the Committee.

8.4 OTHER RESTRICTIONS. The Committee shall impose such other conditions and/or restrictions on any Restricted Shares or Restricted Share Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Share or each Restricted Share Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Share or Restricted Share Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Restricted Shares in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Restricted Shares covered by each Restricted Share Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Share Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.5 CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Restricted Shares granted pursuant to the Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

“The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Acorn Energy, Inc. 2026 Stock Incentive Plan, and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from Acorn Energy, Inc.”

8.6 VOTING RIGHTS. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Restricted Shares granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Share Units granted hereunder.

8.7 TERMINATION OF EMPLOYMENT. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Shares and/or Restricted Share Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Restricted Shares or Restricted Share Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

8.8 SECTION 83(B) ELECTION. The Committee may provide in an Award Agreement that the Award of Restricted Shares is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Share Award, the Participant shall be required to file promptly a copy of such election with the Company.

ARTICLE 9. PERFORMANCE UNITS/PERFORMANCE SHARES

9.1 GRANT OF PERFORMANCE UNITS/PERFORMANCE SHARES. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2 VALUE OF PERFORMANCE UNITS/PERFORMANCE SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

9.3 EARNING OF PERFORMANCE UNITS/PERFORMANCE SHARES. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout of the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/PERFORMANCE SHARES. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award. Notwithstanding anything in this Article 9 to the contrary, delivery of Shares, cash or other property pursuant to an Award of Performance Units/Performance Shares shall be made no later than 2-1/2 months after the close of the Company’s first taxable year in which delivery of such Shares, cash or other property is no longer subject to a risk of forfeiture (within the meaning of Section 409A of the Code).

9.5 TERMINATION OF EMPLOYMENT. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

9.6 NONTRANSFERABILITY. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, a Participant’s rights under the Plan shall be exercisable during his lifetime only by such Participant.

ARTICLE 10. CASH-BASED AWARDS AND OTHER SHARE-BASED AWARDS

10.1 GRANT OF CASH-BASED AWARDS. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine.

10.2 OTHER SHARE-BASED AWARDS. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3 VALUE OF CASH-BASED AND OTHER SHARE-BASED AWARDS. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Share-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Share-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4 PAYMENT OF CASH-BASED AWARDS AND OTHER SHARE-BASED AWARDS. Payment, if any, with respect to a Cash-Based Award or an Other Share-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines. Notwithstanding anything in this Article 10 to the contrary, delivery of Shares, cash or other property pursuant to a Cash-Based Award or Other Share-Based Award shall be made no later than 2-1/2 months after the close of the Company’s first taxable year in which delivery of such Shares, cash or other property is no longer subject to a risk of forfeiture (within the meaning of Section 409A of the Code).

10.5 TERMINATION OF EMPLOYMENT. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Share-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Share-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.6 NONTRANSFERABILITY. Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Share-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Participant’s rights under the Plan, if exercisable, shall be exercisable during his lifetime only by such Participant. With respect to those Cash-Based Awards or Other Share-Based Awards, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

ARTICLE 11. PERFORMANCE MEASURES

11.1 GENERAL.

(a) If the Plan shall have been submitted to and approved by the shareholders of the Company, certain Awards granted under the Plan may be granted in a manner such that the Awards qualify as Performance-Based Compensation and thus are exempt from the deduction limitation imposed by Section 162(m) of the Code. Awards shall only qualify as Performance-Based Compensation if, among other things, at the time of grant the Committee is comprised solely of two or more “outside directors” (as such term is used in Section 162(m) of the Code and the Treasury Regulations thereunder).

(b) Awards intended to qualify as Performance-Based Compensation may be granted to Participants who are or may be Covered Employees at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each Covered Employee.

(c) The Committee shall set performance goals at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Awards intended to qualify as Performance-Based Compensation that will be paid out to the Covered Employees, and may attach to such Performance-Based Compensation one or more restrictions.

11.2 OTHER AWARDS. Either the granting or vesting of Awards intended to qualify as Performance-Based Compensation (other than Options and SARs) granted under the Plan shall be subject to the achievement of a performance target or targets, as determined by the Committee in its sole discretion, based on one or more of the performance measures specified in Section 11.3 below. With respect to such Performance-Based Compensation:

(a) the Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual Covered Employees or class of Covered Employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

(b) no Performance-Based Compensation shall be payable to or vest with respect to, as the case may be, any Covered Employee for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

(c) after the establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

11.3 PERFORMANCE MEASURES. Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a) Net earnings or net income (before or after taxes);

(b) Earnings per share;

(c) Net sales growth;

(d) Net operating profit;

(e) Return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales);

(f) Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(g) Earnings before or after taxes, interest, depreciation, and/or amortization;

(h) Gross or operating margins;

(i) Productivity ratios; and

(j) Share price (including, but not limited to, growth measures and total shareholder return).

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of peer companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices.

11.4 EVALUATION OF PERFORMANCE. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.5 ADJUSTMENT OF PERFORMANCE-BASED COMPENSATION. Awards intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

11.6 COMMITTEE DISCRETION. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 11.1.

ARTICLE 12. NONEMPLOYEE DIRECTOR AWARDS

The Committee may provide for Nonemployee Director Awards as it deems appropriate. The terms and conditions of any grant hereunder to any Nonemployee Director shall be set forth in an Award Agreement.

ARTICLE 13. DIVIDEND EQUIVALENTS

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee (but subject to the provisions of Section 409A of the Code, if applicable).

ARTICLE 14. BENEFICIARY DESIGNATION

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

ARTICLE 15. RIGHTS OF PARTICIPANTS

15.1 EMPLOYMENT. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director or Third Party Service Provider for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 17, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

15.2 PARTICIPATION. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

15.3 RIGHTS AS A SHAREHOLDER. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 16. CHANGE OF CONTROL

In addition to the terms and conditions of this Plan, one or more Awards may be subject to the terms and conditions set forth in a written agreement between the Company and a Participant providing for different terms or provisions with respect to such Awards upon a “Change of Control” of the Company (as that term may be defined in such written agreement), including but not limited to acceleration of benefits, lapsing of restrictions, vesting of benefits and such other terms, conditions or provisions as may be contained in such written agreement; PROVIDED HOWEVER, that such written agreement may not increase the maximum amount of such Awards.

ARTICLE 17. AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION

17.1 AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION. Subject to Section 17.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part, except that no amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

17.2 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

17.3 AWARDS PREVIOUSLY GRANTED. Notwithstanding any other provision of the Plan to the contrary, and except to the extent necessary to avoid the imposition of additional tax and/or interest under Section 409A of the Code with respect to Awards that are treated as nonqualified deferred compensation, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award. Notwithstanding any other provision of the Plan to the contrary, except in connection with a corporate transaction involving the Company (including without limitation, any stock dividend, distribution (whether in the form of cash, Shares, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities, or similar transaction(s)), the Company may not, without obtaining shareholder approval: (a) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; or (c) cancel outstanding Options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

ARTICLE 18. WITHHOLDING

The Company shall have the right to withhold from a Participant (or a permitted assignee thereof), or otherwise require such Participant or assignee to pay, any Withholding Taxes arising as a result of the grant of any Award, exercise of an Option or SAR, lapse of restrictions with respect to Restricted Shares or Restricted Share Units, or any other taxable event occurring pursuant to this Plan or any Award Agreement. If the Participant (or a permitted assignee thereof) shall fail to make such tax payments as are required, the Company (or its Affiliates or Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such Withholding Taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary to satisfy such Withholding Taxes. In satisfaction of the requirement to pay Withholding Taxes, the Participant (or permitted assignee) may make a written election which may be accepted or rejected in the discretion of the Committee, (i) to have withheld a portion of any Shares or other payments then issuable to the Participant (or permitted assignee) pursuant to any Award, or (ii) to tender other Shares to the Company (either by actual delivery or attestation, in the sole discretion of the Committee, PROVIDED THAT, except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option Price or have been purchased on the open market), in either case having an aggregate Fair Market Value equal to the Withholding Taxes.

ARTICLE 19. SUCCESSORS

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 20. GENERAL PROVISIONS

20.1 FORFEITURE EVENTS.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve-month period following, the earlier of, the first public issuance, or filing with the United States Securities and Exchange Commission, of the financial document embodying such financial reporting requirement.

20.2 LEGEND. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

20.3 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

20.4 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.5 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

20.6 DELIVERY OF TITLE. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

20.7 INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.8 INVESTMENT REPRESENTATIONS. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

20.9 EMPLOYEES BASED OUTSIDE OF THE UNITED STATES. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Directors, or Third Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

(a) Determine which Affiliates and Subsidiaries shall be covered by the Plan;

(b) Determine which Employees, Directors, or Third Party Service Providers outside the United States are eligible to participate in the Plan;

(c) Modify the terms and conditions of any Award granted to Employees, Directors, or Third Party Service Providers outside the United States to comply with applicable foreign laws;

(d) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 20.9 by the Committee shall be attached to this Plan document as appendices; and

(e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

20.10 UNCERTIFICATED SHARES. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

20.11 UNFUNDED PLAN. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

20.12 NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

20.13 RETIREMENT AND WELFARE PLANS. Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

20.14 NONEXCLUSIVITY OF THE PLAN. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

20.15 NO CONSTRAINT ON CORPORATE ACTION. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

20.16 GOVERNING LAW. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

20.17 INDEMNIFICATION. Each individual who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

20.18 AMENDMENT TO COMPLY WITH APPLICABLE LAW. It is intended that no Award granted under this Plan shall be subject to any interest or additional tax under Section 409A of the Code. In the event Code Section 409A is amended after the date hereof, or regulations or other guidance is promulgated after the date hereof that would make an Award under the Plan subject to the provisions of Code Section 409A, then the terms and conditions of this Plan shall be interpreted and applied, to the extent possible, in a manner to avoid the imposition of the provisions of Code Section 409.

ANNUAL REPORT 2025

Cautionary Note:

This Annual Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements expressing expectations regarding our future and projections relating to prospects, sales, revenues and earnings are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue” and similar words, although some forward-looking statements are expressed differently.

All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management’s current judgment and expectations, our actual results may differ materially from those projected, stated or implied in these forward-looking statements as a result of many factors, including, but not limited to the recent downturn in the worldwide economy and its ongoing impact on our business and the business of our customers and suppliers. These and other risks and uncertainties, many of which are addressed in more detail in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, could cause our actual results and developments to be materially different from those expressed or implied by any of these forward-looking statements. We undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that we make in the reports that we file with the Securities and Exchange Commission that discuss other factors relevant to our business.

COMPANY DIRECTORY

HEADQUARTERS	SUBSIDIARY	INVESTOR RELATIONS

For additional information regarding Acorn Energy, Inc. please contact:
4295 Hamilton Mill Road	OmniMetrix, LLC
Suite 100	4295 Hamilton Mill Road	Catalyst Global
Buford, GA 30518	Suite 100	212-924-9800
770-209-0012	Buford, GA 30518	David Collins or William Jones
www.acornenergy.com	www.omnimetrix.net	acfn@catalyst-ir.com

DIRECTORS & OFFICERS Jan H. Loeb Director, President and CEO jloeb@acornenergy.com Gary Mohr Director	Jan H. Loeb Acting Chief Executive Officer Tracy Clifford Chief Operating Officer	INDEPENDENT AUDITOR CBIZ CPAs P.C. Certified Public Accountants 601 Route 73 North, Suite 400 Marlton, NJ 08053 www.cbizcpas.com

Michael F. Osterer Director Peter Rabover Director Samuel M. Zentman Director Tracy Clifford Chief Financial Officer

LEGAL COUNSEL

Eilenberg & Krause LLP

420 Lexington Avenue, Suite 715

New York, NY 10170

www.eeklaw.com

REGISTRAR & TRANSFER AGENT

Vstock Transfer, LLC

18 Lafayette Place

Woodmere, NY 11598

www.vstocktransfer.com

CONTROL #

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE AT THE MEETING
If you would like to vote at the Meeting, please attend the Annual Meeting of Stockholders to be held at 1:00 PM EDT, on September 16, 2026, at 2800 Quarry Lake Drive, Suite 130, Baltimore, Maryland 21209, or virtually via Zoom.

Stockholders who wish to attend the Annual Meeting virtually via Zoom must register in advance by contacting the Company by e-mail at
AcornMeeting@gmail.com

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting of Stockholders Proxy Card - Acorn Energy, Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

1. Election of Directors.

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Jan H. Loeb 02 Gary Mohr 03 Michael F. Osterer
04 Peter Rabover 05 Samuel M. Zentman

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

Date **Signature** **Signature, if held jointly**

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT999 90.00

https://materials.proxyvote.com/004848

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jan H. Loeb and Sheldon Krause and each of them, with full power of substitution, as proxies, to vote at the Annual Meeting of Stockholders of Acorn Energy, Inc. to be held at 1:00 PM EDT, on September 16, 2026, at 2800 Quarry Lake Drive, Suite 130, Baltimore, Maryland 21209, or virtually via Zoom, and any adjournments and postponements thereof, hereby revoking all proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side, and, in their discretion, upon such other matters as may properly be brought before the meeting. This proxy revokes all prior proxies given by the undersigned.

Electronic Delivery of Future Proxy Materials. If you would like to reduce the costs incurred by Acorn Energy, Inc. in mailing materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future years.

Email Address: ______________________________ ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)

Vstock Transfer, LLC
18 Lafayette Place
Woodmere, New York 11598

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

ONLINE VOTING

To vote your proxy electronically, please go to www.vstocktransfer.com/proxy and click "Proxy Voter Login." You must reference your 12-digit control number listed below.

CONTROL #

REQUESTING A PAPER OR ELECTRONIC COPY OF THE PROXY MATERIALS

Have this notice available when you request a paper or electronic copy of the proxy materials:
By telephone please call (toll free) 1-855-987-8625
or by email at: vote@vstocktransfer.com
Please include the company name and your account number in the subject line.

This communication presents only an overview of the more complete Proxy Materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the Proxy Materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before September 2, 2026 to facilitate a timely delivery.

ACCESSING YOUR PROXY MATERIALS ONLINE

The following Proxy Materials are available to you to review at: **https://materials.proxyvote.com/004848**

- Notice of the Annual Meeting of Stockholders;
- Proxy Statement for the Annual Meeting of Stockholders; and
- Annual Report on Form 10-K for the year ending December 31, 2025.

PROXY STATEMENT OVERVIEW

Proposals to be voted at the meeting are listed below along with the Board of Directors' recommendations.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE.
To vote your shares, please follow the instructions above.

* SPECIMEN * AC:ACCT9999 90.00

Your **Vote** Counts!

ACORN ENERGY, INC.

2026 Annual Meeting

Vote by September 15, 2026

11:59 PM ET

GENERAL BROKER

Hextone, Inc.
P.O. Box 9142
Farmingdale, NY 11735

1 OF 2
322,224
148,294

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

30#

FLASHID-JOB#

You invested in ACORN ENERGY, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 16, 2026.**

Get informed before you vote

View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 02, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

September 16, 2026
1:00 PM EDT

2800 Quarry Lake Drive
Suite 130
Baltimore, Maryland 21209

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

ACORN ENERGY, INC.
2026 Annual Meeting
Vote by September 15, 2026
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01 Jan H. Loeb 02 Gary Mohr 03 Michael F. Osterer 04 Peter Rabover 05 Samuel M. Zentman	For
2	Approval of the Company's 2026 Stock Incentive Plan.	For
3	Ratification of the selection by the Audit Committee of the Company's Board of Directors of CBIZ CPAs P.C. as the independent registered public accounting firm for the Company for the year ending December 31, 2026.	For
4	Advisory vote on the compensation of the Company's named executive officers.	For

Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

1.00000
322,224
148,294

FLASHID-JOB#